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                                                          EXHIBIT 10.10
                          ADDENDUM TO CONSULTING AGREEMENT
                          --------------------------------
                    WHEREAS, Wallace Barnes ("Barnes") and Barnes Group Inc. ("BGI") entered into a Consulting Agreement dated April 1, 1994 for a two year period commencing April 1, 1994 and ending March 31, 1996; and

                    WHEREAS, the parties desire to amend said Consulting Agreement;

                    NOW THEREFORE, the parties agree as follows:

          1. Commencing July 1, 1995 and continuing for the remainder of the term of the Consulting Agreement, Barnes shall be paid a supplemental monthly fee of $944.44 in addition to his annual fee of $60,000 (payable in monthly installments of $5,000). Payments shall be made on or about the first day of the month.

          2. All other terms and conditions of the Consulting Agreement shall remain in full force and effect.

                    IN WITNESS WHEREOF, the parties have signed this addendum agreement as of May 22, 1995.

          BARNES GROUP INC.

          By:
             /s/ A. Stanton Wells           /s/ Wallace Barnes
             ---------------------        ----------------------
                 A. Stanton Wells               Wallace Barnes

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